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CUSIP No. 68554M108                   13G                    Page 22 of 22 Pages
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                                                                    Exhibit 99.1
                                                                    ------------

                                    AGREEMENT

                  Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2002                   VENROCK ASSOCIATES

                                    By:      /s/  Anthony B. Evnin
                                             -----------------------------
                                                Anthony B. Evnin
                                                General Partner

February 14, 2002                   VENROCK ASSOCIATES II, L.P.

                                    By:      /s/  Anthony B. Evnin
                                             -----------------------------
                                                Anthony B. Evnin
                                                General Partner

February 14, 2002                   GENERAL PARTNERS

                                                               *
                                            ------------------------------------
                                            Michael C. Brooks

                                                               *
                                            ------------------------------------
                                            Joseph E. Casey

                                                               *
                                            ------------------------------------
                                            Eric S. Copeland

                                                               *
                                            ------------------------------------
                                            Anthony B. Evnin

                                                               *
                                            ------------------------------------
                                            Thomas R. Frederick

                                                               *
                                            ------------------------------------
                                            David R. Hathaway

                                                               *
                                            ------------------------------------
                                            Patrick F. Latterell

                                            /s/ Bryan E. Roberts
                                            ------------------------------------
                                            Bryan E. Roberts

                                                               *
                                            ------------------------------------
                                            Ray A. Rothrock

                                                               *
                                            ------------------------------------
                                            Kimberley A. Rummelsburg

                                                               *
                                            ------------------------------------
                                            Anthony Sun

                                                               *
                                            ------------------------------------
                                            Michael F. Tyrrell

* By:    /s/ Anthony B. Evnin
         -----------------------------
         Anthony  B. Evnin
         Attorney-in-Fact